SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002
                                                          ---------------



                                EATON VANCE CORP.
                               ------------------
             (Exact name of registrant as specified in its charter)



         Maryland                       1-8100                   04-2718215
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


255 State Street, Boston, Massachusetts                         02109
---------------------------------------               --------------------------
(Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (617) 482-8260
                                                           --------------


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
                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS
-------   ------------

          Registrant has reported that Eaton Vance Management, the Registrant's primary operating company, has repurchased for $87.0 million in cash, at accreted value, of its Zero Coupon - Senior Exchangeable Notes due 2031 that were validly tendered as of the close of business on Tuesday, August 13, 2002, as described in Registrant's news release dated August 14, 2002, a copy of which is filed herewith as Exhibit 99.8 and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EATON VANCE CORP.
                                (Registrant)


Date: August 14, 2002           /s/ William M. Steul
      ---------------           -----------------------------------------
                                William M. Steul, Chief Financial Officer

                                  EXHIBIT INDEX


     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:


Exhibit No.     Description
-----------     -----------

99.8            Copy of Registrant's news release dated August 14, 2002.

                                                                    Exhibit 99.8

--------------------------------------------------
NEWS RELEASE
--------------------------------------------------
               EATON VANCE CORP.
               The Eaton Vance Building
{LOGO}         255 State Street, Boston, MA  02109
               (617) 482-8260
               Contact: William M. Steul
--------------------------------------------------




                                                                 AUGUST 14, 2002
                                                           FOR IMMEDIATE RELEASE


            EATON VANCE MANAGEMENT REPURCHASES 43% OF ITS OUTSTANDING
                             NOTES FOR $87 MILLION

Boston, MA - Eaton Vance Management, the primary operating company of Eaton Vance Corp. (NYSE:EV), announced today that, in accordance with the terms of the indenture governing its Zero Coupon-Senior Exchangeable Notes due 2031 (the
"Notes"), it has repurchased for $87.0 million in cash, at accreted value, $135,150,000 principal amount at maturity of the Notes that were validly tendered as of the close of business on Tuesday, August 13, 2002. The repurchased Notes represent 43% of the total outstanding Notes. Each Note was repurchased at its accreted value of $648.32 per $1000 principal amount at maturity. Eaton Vance Management used current cash on hand to repurchase the Notes. After the repurchase, $178,850,000 principal amount at maturity of the Notes, having an accreted value of $116.9 million, remain outstanding

Eaton Vance Management, an indirect, wholly-owned subsidiary of Eaton Vance Corp., and its affiliates manages approximately $55 billion in assets for more than 70 mutual funds, individuals, and various institutional accounts, including those of corporations, hospitals, retirement plans, universities, foundations and trusts.

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